EXHIBIT 1

JOINT FILING AGREEMENT

Aspen Insurance Holdings Limited

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of November 14, 2025.

Apollo Management Holdings GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

AP Highlands Co-Invest, L.P.

By:	Apollo Co-Investment Management, LLC,
its investment manager

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Co-Investment Management, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Apollo Management, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Management GP, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Ap HIGHLANDS hOLDINGS, l.P.

By:	AP Highlands Holdings (GP), LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AP Highlands Holdings (GP), LLC

By:	AIF IX International Holdings, L.P.,
its managing member

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

AIF IX International Holdings, L.P.

By:	Apollo Advisors IX (EH), L.P.,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

APH Holdings, L.P.

By:	Apollo Principal Holdings A, L.P.,
its limited partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Principal Holdings A, L.P.

By:	Apollo Principal Holdings A GP, Ltd.,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Principal Holdings A GP, Ltd.

By:	APO Corp.,
its sole shareholder

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Advisors IX (EH), L.P.

By:	Apollo Advisors IX (EH-GP), LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President

Apollo Advisors IX (EH-GP), LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
	Name:	James Elworth
	Title:	Vice President